U.S.  Securities  and  Exchange  Commission
Washington,  DC  20549

Form  8-K
CURRENT  REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

Date  of  Report  (Date  of  earliest  even  reported):

      Commission  File  Number:  3355254-26

SEAVIEW  UNDERWATER  RESEARCH,  INC.
(Exact  name  of  registrant  as  specified  in  its  charter)

Nevada
(State  or  other  jurisdiction  of  incorporation  or  organization)

87-0438640
(I.R.S.  Employer  Identification  Number)


4229  Gulf  Blvd.,  St.  Pete  Beach,  FL  33706
727-866-1819
 (Address  and  Phone  Number  of  Principal  Offices)



GOPHER,  INC.

(Former  name  or  former  address,  if  changed  since  last  report)


Item  1:  Changes  in  Control  of  Registrant

(a) On March 24, 1999, Registrant acquired control of Seaview Underwater Research, Inc., a Florida corporation, in exchange for 100 shares of the Company's restricted common stock and $250,000 cash. No bank loans were involved in the purchase.

On March 30, 1999, Registrant filed an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada changing its name to Seaview Underwater Research, Inc. Please refer to the Reorganization Agreement attached hereto as Exhibit #2 for complete details regarding the acquisition.

The current officers and directors of Registrant resigned and the following officers and directors were appointed to fill the vacant terms until the next annual election of officers and directors:

Richard  L.  McBride,  President  &  Director
James  Cox,  Secretary,  Treasurer  &  Director
Miles  Gould,  Director
Fred  Leslie,  Director
Charles  Cato,  Director
Brad  Gould,  Director

 (1)                   (2)                  (3)                (4)
Title  of       Name/Address        Amount  and  Nature  of    Percent  of
Class      of  Beneficial  Owner     Beneficial  Ownership      Class
--------   -------------------     --------------------    ----------
Common       Richard  L.  McBride        2,700,000  shares        45%

There are no arrangements or understandings among members of both the former and new control groups and their associates with respect to the election of directors of other matters.

Item  2:  Acquisition  or  Disposition  of  Assets

On March 24, 1999, Registrant acquired 100 shares of Seaview Underwater Research, Inc. (hereinafter "Seaview") in exchange for 5,000,000 shares of restricted common stock and $250,000. Seaview, at the time of the acquisition, was a company developing underwater camera equipment.

Item  5:  Other  Events

As discussed above in Item 1, Registrant's name was changed to Seaview Underwater Research, Inc., and its headquarters were moved to 4229 Gulf Blvd., St. Pete Beach, FL 33706. Please refer to the Reorganization Agreement attached hereto as Exhibit #2 for complete details regarding the acquisition.

Item  7:  Financial  Statements  and  Exhibits

(a) Below are the audited financial statements of Seaview for the year ended December 31, 1998, as provided at the time of acquisition by Registrant.

Barbara  Wright  C.P.  A
PO.  Box  17665
Memphis,  TN  38177
901-365-0055

To  the  Board  of  Directors
SeaView  Underwater  Research,  Inc.
4229  Gulf  Blvd.
St.  Pete  Beach,  FL  33706

1 have audited the accompanying balance sheet of SeaView Underwater Research, Inc. as of December 31, 1998, and statements of operation and shareholders equity for the period of March 1, 1998 to December 31, 1998. These financial statements are the responsibility of Company's management. My responsibility is to express an opinion on these statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. These standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SeaView Underwater Research, Inc. from March 1, 1998 to December 31, 1998 and the results of it's operations for this period in conformity with generally accepted accounting principals.

The accompanying financial statements have been prepared assuming that the company will continue as a going and profitable concern.

/s/  Bargara  Wright  C.P.A.
901-365-0055


Statement  Of  Assets,  Liabilities,  and  Shareholders  Equity
SeaView  Underwater  Research,  Inc.
Year  Ended  December  31,1998




ASSETS

                                                                                                   CURRENT ASSETS

  Cash on Hand. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     14,515.51

  Product & Parts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        59,713.00

  Total Current Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     74,228.51

  FIXED/LONG TERM ASSETS

        Furniture & Fixtures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     49,770.00
        Injection Molds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11,500.00
        Shop Tools & Equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        27,159.91
        Show Booth & Display                                                             7,800.00

  Total Fixed/Long Term Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     96,229.91

  Total Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    170,458.42

LIABILITIES

  CURRENT LIABILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00

SHAREHOLDERS EQUITY

  Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $        500.00
  Paid in Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     47,244.28
  Retained Earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    122,774.14

  Total Shareholders Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    170,458.42

  Total Liabilities and Shareholders Equity . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    170,458.42



*  See  Accompanying  Notes  And  Accountants  Report

Statement  Of  Revenue
SeaView  Underwater  Research,  Inc.
Year  Ended  December  31,1998
Revenue

     Total  Sales                                   $635,485.58

     Total  Income                                   $635,485.58

     Cost  of  Sales:
          Raw  Materials                              $149,354.93

     Total  Cost  of  Sales                              $149,354.93

     Gross  Profit                                   $486,131.00

     Less:  Expenses
         Advertising                                   $124,449.45
         Wages                                       79,845.33
         Merchant  Account  Charges                          8,700.32
         Rent                                            28,048.82
         Office  Supplies                                    5,161.22
         Refunds/Warranty                                  32,140.72
         Legal                                        l2,600.00
         Travel  &  Entertainment                             25,537.67
         Phone  &  Utilities                                  24,537.67
         Freight                                       16,550.59
         Postage                                            300.00
         Misc.                                         9,299.37
         Bank  Charges                                    6,021.32

     Total  Expenses                              $363,356.86

     Net  Profit  (Loss)                              $122,774.14

See  Accompanying  Notes  And  Accountants  Report

<


Notes  To  Financial  Statements
December  31,  1998

BUSINESS  ACTIVITY

The company sells and manufactures underwater video cameras. They market their products primarily direct to public, although they also have and expanding dealer network. They have plans to expand both dealer sales, boat show sales, and mass merchandising sales in the next year.

ORGANIZATION

The company was incorporated in the State of Florida on April 2,1998. The company had no operations prior to the incorporation. The sole shareholder is Richard McBride who has 100 shares of stock with a par value of $5.00 per share.

PROVISION  FOR  INCOME  TAXES

The corporation is a sub-chapter "S" corporation. The taxes are the responsibility of Richard McBride. He has stated he will file the corporate return with his personal return as required by statute. Therefore no provisions have been made for corporate taxes. Mr. McBride states that the corporation will change it's status from an "S" to a "C" corporation for the 1999 tax year. The corporation is on a calendar year.

COMMITMENTS  AND  CONTINGENCIES

At December 31, 1998 the corporation had no significant commitments and contingencies.

/s/  Barbara  Wright  C.P.A.
901-365-0055


(c)     Exhibits:

     Exhibit  No.  1  -  Amendment  to  Articles  of  Incorporation

     Exhibit  No.  2  -  Reorganization  Agreement


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Seaview  Underwater  Research,  Inc.

Dated:  April  5,  1999                     By:/s/Richard  L.  McBride,
                                               President  &  Director



EXHIBIT  1
=========
CERTIFICATE  OF  AMENDMENT  TO
ARTICLES  OF  INCORPORATION
OF  GOPHER,  INC.


FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA ON MARCH 30, 1999:

The undersigned, being the President and Secretary of Gopher, Inc., hereby declare that the original Articles of the corporation were filed with the Secretary of State of the State of Nevada on December 30, 1993. Pursuant to the provisions of NRS 78.385-390, at a duly noticed and convened meeting of the shareholders of Gopher, Inc. held on March 30, 1999, the Shareholders of the corporation, representing a majority of the voting power of the company=s Common Stock, unanimously voted for the following amendments to the Articles of
Incorporation:

ARTICLE  I:     NAME:  The  name  of  the  corporation  is:  SeaView  Underwater
Research,  Inc.

THE UNDERSIGNED, being the President and Secretary of Gopher, Inc. hereby declare and certify that the facts herein stated are true and, accordingly, have hereunto set their hands this 30thday of March, 1999.

                                         /s/Richard  L.  McBride,  President
                                        /s/  James  Cox,  Secretary

STATE  OF  FLORIDA                           )
)  ss:
COUNTY  OF  PINELLAS                      )

     On this 30th day of March, 1999, before me, a Notary Public, personally appeared Richard L. McBride, personally known or proven to me to be the President of Gopher, Inc. and that he executed the above instrument.

                                                                        /s/
Jennifer  L.  Jurge,  Notary  Public

STATE  OF  FLORIDA                            )
)  ss:
COUNTY  OF  PINELLAS                      )

     On this 30th day of March, 1999, before me, a Notary Public, personally appeared James R. Cox, personally known or proven to me to be the Secretary of Gopher, Inc. and that he executed the above instrument.


/s/  Jennifer  L.  Jurge,  Notary  Public



EXHIBIT  2
==========
REORGANIZATION  AGREEMENT
                         ----------------------

     THIS AGREEMENT is made this 24th day of March, 1999, by and among GOPHER, Inc., a Nevada corporation, hereinafter called "GOPHER", SEAVIEW UNDERWATER RESEARCH, INC., a Florida Corporation, hereinafter called "SEAVIEW", and Shareholders of SEAVIEW, hereinafter called "SEAVIEW SHAREHOLDERS".

     RECITALS:

     WHEREAS, GOPHER desires to acquire 100% of the issued and outstanding shares of the common stock of SEAVIEW, in exchange for 5,000,000 authorized but unissued shares of the .001 par value common stock of GOPHER, pursuant to a plan or reorganization within the meaning of IRC (1986), section 368(a)(1)(B), as amended; and

     WHEREAS, the SEAVIEW SHAREHOLDERS desires to exchange 100% of the issued and outstanding shares of the common stock of SEAVIEW, currently owned by SEAVIEW SHAREHOLDERS, in exchange for said 5,000,000 shares of GOPHER.

     NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, and to consummate the foregoing plan of reorganization, the parties hereby adopt said plan of organization and agree as follows:

ARTICLE  I

EXCHANGE  OF  SECURITIES

     1.01 Issuance of GOPHER shares. Subject to all of the terms and conditions of this Agreement, GOPHER agrees to issue to SEAVIEW SHAREHOLDERS 5,000,000 fully paid and nonassessable unregistered shares of GOPHER common stock in exchange for 100% of the outstanding SEAVIEW common stock, 100 shares, all of which are currently owned by SEAVIEW SHAREHOLDERS.

     1.02 Transfer of SEAVIEW shares. In exchange for GOPHER's stock being issued to SEAVIEW SHAREHOLDERS as above described, SEAVIEW SHAREHOLDERS shall on the closing date and concurrent with such issuance of GOPHER's common stock, deliver to GOPHER 100% of the outstanding common stock of SEAVIEW.

ARTICLE  II
INDEMNIFICATION  OF  FINDER  /  NO  AFFILIATE

     2.01 Indemnification of Finder / Broker. Negotiations relative to this Agreement and related transactions have been conducted with the assistance of CAPITAL GENERAL CORPORATION who is acting as a broker, finder and consultant on behalf of both SEAVIEW and GOPHER, and ROBERT BRYAN, CHARLENE KALK, and ROBERT LAPSLEY who are acting as consultants and finders on behalf of both SEAVIEW and GOPHER. SEAVIEW, GOPHER and SEAVIEW SHAREHOLDERS agree to hold harmless and indemnify CAPITAL GENERAL CORPORATION and ROBERT BRYAN, CHARLENE KALK, and ROBERT LAPSLEY and their respective officers and directors from any and all claim, demand, cause of action or suit raised or filed in connection with the within Agreement or any related transaction or the operation or promotion of SEAVIEW and/or GOPHER or the trading of their shares.

     2.02 No Affiliate. All parties agree that after the exchange of shares as provided above, that neither CAPITAL GENERAL CORPORATION nor any of its officers and directors nor ROBERT BRYAN, CHARLENE KALK or ROBERT LAPSLEY have any ongoing or other business relationship with any of the parties to this Agreement, or their officers, directors and promoters, nor any family or other relationship with such, and therefore have no ability to exercise any control or influence over the management and conduct of GOPHER's business and therefore are non affiliates of GOPHER.

ARTICLE  III

REPRESENTATIONS,  AGREEMENTS  AND  WARRANTIES  OF
SEAVIEW  SHAREHOLDERS  AND  SEAVIEW

     SEAVIEW  SHAREHOLDERS AND SEAVIEW hereby represent, agree and warrant that:

     3.01  Organization.   SEAVIEW  is  a  corporation  duly  organized, validly
existing, and in good standing under the laws of Florida, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in any jurisdiction its business requires qualification.

     3.02  Capital.   The  authorized  capital  stock of SEAVIEW consists of 100 shares of common stock, of which 100 shares are currently issued and outstanding. All of the issued and outstanding shares are validly issued, fully paid and nonassessable.

     3.03    Subsidiaries.   SEAVIEW  does  not  have  any  subsidiaries.

     3.04   Directors  and  Officers.   Exhibit  3.04 to this Agreement contains
the names and titles of all directors and officers of SEAVIEW as of the date of this Agreement.

     3.05  Financial  Statements.   Exhibit  3.05 to this Agreement includes the
unaudited  financial  statements  of  SEAVIEW  as  of  December  31,  1998.

     3.06 Absence of Changes. Since the date of SEAVIEW's most recent financial statements included in Exhibit 3.05 there have been no changes in its financial condition or operations, except for changes in the ordinary course of business.

     3.07 Absence of Undisclosed Liabilities. As of the date of SEAVIEW's most recent balance sheet included in Exhibit 3.05 it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and weather due or to become due, that is not reflected in such balance sheet.

     3.08 Tax Returns. Within the times and in the manner prescribed by law, SEAVIEW has filed all federal, state and local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes. There are no present disputes as to taxes of any nature payable by SEAVIEW

     3.09 Investigations of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, GOPHER and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of SEAVIEW. SEAVIEW shall make available to GOPHER and/or its attorneys all books and records of SEAVIEW. If the transaction contemplated hereby is not completed, all documents received by GOPHER and/or its attorneys shall be returned to SEAVIEW and all information so received shall be treated as confidential.

     3.10   Patents,  Trade  Names  and  Rights.   SEAVIEW  owns  or  holds  all
necessary patents, trademarks, service marks, trade names, copyrights and other rights necessary to the conduct or proposed conduct of its business.

     3.11  Compliance  with  Laws.   SEAVIEW  gas  complied  with, and is not in
violation of, applicable federal, state or local statutes, laws and regulations affecting its properties or the operation of its business.

     3.12 Litigation. SEAVIEW is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation concerning its business, assets or financial condition. SEAVIEW is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court of agency, nor is it engaged in any lawsuits to recover Moines due to it.

     3.13 Authority. The Board of Directors of SEAVIEW authorized the execution of this Agreement and the consummation of the transaction contemplated herein and has full power and authority to execute, deliver and perform this Agreement.

     3.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by SEAVIEW and the performance of its obligations thereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (I) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required,
(ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset.

     3.15 Full Disclosure. None of the representatives and warranties made by SEAVIEW SHAREHOLDERS or SEAVIEW herein or in any exhibit, certificate or memorandum furnished or to be furnished by SEAVIEW SHAREHOLDERS or SEAVIEW, or on either's behalf, contains any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

     3.16    Assets.   SEAVIEW  has  good  and  marketable  title  to all of its
property free and clear of any and all liens, claims or encumbrances except as may be indicated in Exhibit 3.05.

     3.17 Indemnification. SEAVIEW SHAREHOLDERS and SEAVIEW agree to defend and hold GOPHER and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or related to any breach of this Agreement or failure by SEAVIEW SHAREHOLDERS or SEAVIEW to perform with respect to any of its representative, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

     3.18 Authority to Exchange. As of the date of this Agreement, SEAVIEW SHAREHOLDERS hold 100% of the shares of SEAVIEW common stock. Such shares are owned of record and beneficially by SEAVIEW SHAREHOLDERS and such shares are not subject to lien, encumbrance or pledge. SEAVIEW SHAREHOLDERS hold authority to exchange such shares pursuant to this Agreement.

     3.19    Investment  Intent.   SEAVIEW  SHAREHOLDERS  understand  and
acknowledge that the shares of GOPHER common stock offered for exchange or sale pursuant to this Agreement are being offered in reliance upon the exemption from registration requirements of the Securities Act of 1933, as amended ( the "Act" ), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder, for nonpublic offerings and makes the following representations, agreements and warranties with the intent that the same may be relied upon in determining the suitability of SEAVIEW SHAREHOLDERS as a purchaser of GOPHER common stock:

     (a) The shares of GOPHER common stock are being acquired solely for the account of SEAVIEW SHAREHOLDERS, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof, and with no present intention of distributing or reselling any part of the GOPHER common stock acquired;

     (b) SEAVIEW SHAREHOLDERS agree not to dispose of their GOPHER common stock or any portion thereof unless and until counsel for GOPHER shall have determined that the intended disposition is permissible and does not violate the Act or any applicable Federal or state securities laws, or the rules and regulations thereunder;

     (c) SEAVIEW SHAREHOLDERS agree that the certificate evidencing the GOPHER common stock acquired pursuant to this Agreement will have a legend placed thereon stating that they have not been registered under the Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the GOPHER common stock, and that stop transfer instructions shall be placed with the transfer agent for said certificate.

     (d) SEAVIEW SHAREHOLDERS acknowledge that GOPHER has made all records and documentation pertaining to GOPHER common stock available to them and their qualified representatives, if any, and has offered such person or persons an opportunity to ask questions and further discuss the proposed acquisition of GOPHER common stock, and any available information pertaining thereto, with the officers and directors of GOPHER, and that all such questions and information requested have been answered by GOPHER and its officers and directors to SEAVIEW SHAREHOLDERS satisfaction;

     (e) SEAVIEW SHAREHOLDERS have carefully evaluated their financial resources and investments position and the risks associated with this transaction and are able to bear the economic risks of this transaction; and they have substantial knowledge and experience in financial, business and investment matters and are qualified as sophisticated investors, and are capable of evaluating the merits and risks of this transactional; and they desire to acquire the GOPHER common stock on the terms and conditions set forth;

     (f) SEAVIEW SHAREHOLDERS are able to bear the economic risk of an investment in the GOPHER common stock; and

     (g) SEAVIEW SHAREHOLDERS understand that an investment in the GOPHER common stock is not liquid and SEAVIEW SHAREHOLDERS have no need for liquidity in this investment.

     3.20 Receipt of Relevant Information. SEAVIEW SHAREHOLDERS and SEAVIEW have received from GOPHER all financial and other information concerning GOPHER and its promoters, officers and directors, including, but not limited to Prospectus dated June 30, 1993, Annual Report on form 10-K for the year ended December 31, 1997, forms 10-Q for the quarters ended June 30, 1998, and September 30,1998, and forms 8-K dated April 17 and April 22, 1997, as filed with the Securities and Exchange Commission, and all other documents and information they have requested.

     3.21 Public "Shell" Corporation. SEAVIEW and SEAVIEW SHAREHOLDERS are aware that GOPHER has public shareholders and is a "shell" corporation without significant assets or liabilities, and further that public companies are subject to extensive and complex state, federal and other regulations. Among other requirements, SEAVIEW SHAREHOLDERS and SEAVIEW are aware that a form 8-K must be filed with the United States Securities and Exchange Commission within fifteen
(15)days after closing which filing requires that audited financial statements be filed within sixty days after the filing of the 8-K, and they agree that such responsibility shall not be the responsibility of CAPITAL GENERAL CORPORATION, ROBERT BRYAN, CHARLENE KALK or ROBERT LAPSLEY their officers, directors or employees nor the existing officers of GOPHER, but the sole responsibility of the new officers and directors of GOPHER. SEAVIEW SHAREHOLDERS and SEAVIEW are aware of the legal requirements and obligations of public companies, understand that regulatory efforts regarding public shell transactions similar to the transaction contemplated herein has been and is currently being exerted by some states, the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (NASD), and are fully aware of their responsibilities, following closing, to fully comply will all securities laws and regulations, and agree to do so.


     3.22 No Assurance or Warranties. SEAVIEW SHAREHOLDERS and SEAVIEW acknowledge that there can be no assurance regarding the tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulations promulgated thereunder will not be amended in such a manner as to deprive them of any tax benefit that might otherwise be received. SEAVIEW SHAREHOLDERS and SEAVIEW are relying upon the advice of their own tax advisors with respect to the tax aspects of this transaction. No representations or warranties have been made by GOPHER, CAPITAL GENERAL CORPORATION, ROBERT BRYAN, CHARLENE KALK, or ROBERT LAPSLEY or their officers, directors, affiliates or agents, as to the benefits to be derived by SEAVIEW SHAREHOLDERS or SEAVIEW in completing this transaction, nor have any of them made any warranty or agreement, expressed of implied, as to the tax or securities consequence of the transaction contemplated by this Agreement or the tax or securities consequence of any action pursuant to or growing out of this agreement.

ARTICLE  IV
REPRESENTATIONS,  AGREEMENTS  AND  WARRANTIES  OF  GOPHER

     GOPHER  represents,  agrees  and  warrants  that:

     4.01 Organization. GOPHER is a corporation duly organized, validly existing, and good standing under the laws of Nevada, has all necessary corporate powers to own properties and carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

     4.02 Capital. The authorized capital stock of GOPHER consists of 100,000,000 shares of $.001 per value common stock of which 1,000,000 shares are currently issued and outstanding. All of the issued and outstanding shares are validly issued, fully paid and nonassesable. All currently outstanding shares of GOPHER Common Stock have been issued in compliance with applicable federal and state securities laws.

     4.03 Subsidiaries. GOPHER has no subsidiaries and does not own any interest in any other enterprise, whether or not such enterprise is a corporation.

     4.04  Directors and Officers.   Exhibit 4.04 to this Agreement contains the
names and titles of all officers and directors of GOPHER as of the date of this Agreement.

     4.05 Financial Statements. Exhibit 4.05 to this Agreement includes GOPHER's audited financial statements as of December 31, 1998. The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed throughout the period indicated and fairly present the financial position of GOPHER as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated.

     4.06 Absence of Changes. Since the date of GOPHER's most recent balance sheet, included in Exhibit 4.05, it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

     4.07 Absence of Undisclosed Liabilities. As of the date of GOPHER's most recent balance sheet, included in Exhibit 4.05, it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

     4.08 Tax Returns. Within the times and in the manner prescribed by law, GOPHER has filed all federal, state or local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes. There are no present disputes as to taxes of any nature payable by GOPHER.

     4.09 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, SEAVIEW and SEAVIEW SHAREHOLDERS shall have the opportunity to meet with GOPHER's accountants and attorneys to discuss the financial condition of GOPHER. GOPHER shall make available to SEAVIEW and SEAVIEW SHAREHOLDERS all books and records of GOPHER.

     4.10 Patents, Trade Names and Rights. GOPHER does not use any patents, trade marks, service marks, trade names or copyrights in its business.

     4.11 Compliance with Laws. GOPHER has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties, securities or the operation of its business.

     4.12 Litigation. GOPHER is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceedings, or governmental investigation concerning its business, assets or financial condition. GOPHER is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court or agency, nor is it engaged in, nor does it anticipate it will be necessary to engage in, any lawsuits to recover money or real or personal property.

     4.13 Authority. The Board of Directors of GOPHER has authorized the execution of this Agreement and the transactions contemplated herein, and it has full power and authority to execute, deliver and perform this Agreement.

     4.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by GOPHER and the performance of its obligations hereunder will not cause, constitute, conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorization of any party other than that those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in a creation or imposition of any lien, charge or encumbrance on any asset.

     4.15 Full Disclosure. None of the representations and warranties made by GOPHER herein, or in any exhibit, certificate or memorandum furnished or to be furnished by it or on its behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would be misleading.

     4.16 Assets. GOPHER has good and marketable title to all of its property free and clear of any and all liens, claims and encumbrances, except as may be indicated in Exhibit 4.05.


     4.17 Indemnification. GOPHER agrees to indemnify, defend and hold harmless against and in respect to any and all claims, demands, losses, cost, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, incurred or suffered, which arise out of, result from or relate to any breach of, or failure by GOPHER to perform, any of its representations, warranties or covenants in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

     4.18 Validity of GOPHER Shares. The shares of GOPHER $.001 par value common stock to be issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and nonassessable under Nevada law.

ARTICLE  V

ACTIONS  PRIOR  TO  CLOSING

     5.01 Investigative Rights. Prior to the Closing Date each party shall provide to the other parties, including the parties' counsel, accountants and other authorized representatives, full access during normal business hours (upon reasonable advance written notice) to such parties' books and records.

     5.02 Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not see, pledge or assign any assets, without the prior written approval of the other parties. No party shall amend its certificate of incorporation or bylaws, declare dividends, redeem or sell stock or other securities, incur additional liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less that its stated amount, pay more on any liability that its stated amount or enter into any other transaction other than in the regular course of business.


ARTICLE  VI

CLOSING

     6.01 Closing. Closing is subject to "due dillegence" investigation by GOPHER and SEAVIEW of each other. The closing (the "Closing") of this transaction shall be held at the offices of ARTFIELD INVESTMENTS 15301 Ventura Blvd. #300, Sherman Oaks CA 914103 , or such other place as shall be mutually agreed upon, on or before March 15, 1999. (the "Closing Date"):

     (a) GOPHER shall issue 5,000,000 shares of its $.001 per value common stock in a certificate or certificates representing such shares.

     (b) SEAVIEW SHAREHOLDERS shall deliver the certificates representing 100% of the shares of SEAVIEW common stock (100 shares).

     (c) GOPHER shall deliver a signed consent or minutes of its Board of Directors, approving this Agreement and authorizing the matters set forth herein;


     (d) SEAVIEW shall deliver a signed consent or minutes of its Board of Directors, approving this Agreement and authorizing the matters set forth herein;

     (e) GOPHER's existing Board of Directors will (i) elect new directors, as named by SEAVIEW SHAREHOLDERS to act as officers and directors of GOPHER in the capacities set forth in Exhibit 6.01 and (ii) the two current directors will resign their positions with GOPHER effective the Closing Date.

ARTICLE  VII

MISCELLANEOUS

     7.01 Captions and Headings. The article and paragraph heading throughout this Agreement are for convenience and reference only and shall not be deemed to define, limit or add to the meaning of any provision of this Agreement.

     7.02     No  Oral  Change.   This  Agreement may not be changed or modified
except in writing signed by the party against whom enforcement of any change or modification is sought.

     7.03 Non-Waiver. Except as otherwise expressly provided herein, no waiver of a covenant, condition or provision of this Agreement shall be deemed to have been made unless executed in writing and signed by the party against whom such waiver is charged. The failure of any party to insist in any one or more cases upon the performance of any covenant, condition or provision of this Agreement shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or provision. No waiver by any party of one breach by the other shall be construed as a waiver with respect to a subsequent breach.

     7.04     TIME of ESSENCE.   Time is of the essence of this Agreement and of
each  and  every  provision  hereof.

     7.05    ENTIRE  AGREEMENT.    This  Agreement contains the entire agreement
between  the  parties  and  supersedes  all prior agreements and understandings.

     7.06 CHOICE of LAW/ARBITRATION. This Agreement and its application, shall be governed under the laws of the State of Nevada. Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, enforcement, operation, breach, continuance termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rule of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any disputes or controversy arising hereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

     7.07    COUNTERPARTS.   This  Agreement  may  be  executed  in  one or more
counterparts, each of which shall be deemed original, but all of which when taken together shall constitute one and the same instrument.

     7.08 NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

     GOPHER:
     3098  So.  Highland  Drive,  Suite  460
     Salt  Lake  City,  Utah  84106

     SEAVIEW  and  SEAVIEW  SHAREHOLDERS:
     4229  Gulf  Blvd.
     St.  Pete  Beach,  FL  33706

     7.09 Expenses. The parties will pay their own legal, accounting and other expenses incurred in connection with this Agreement.

     7.10 Survival of Representations and Warranties. The representations, warranties and covenants set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing Date.

     7.11 Further Documents. The parties agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.

                              GOPHER,  Inc.

                         /s/  Krista  Nielson,  President


                               SEAVIEW  UNDERWATER  RESEARCH,  INC

                              /s/  Richard  McBride,  President


                              Shareholders  of  SEAVIEW  UNDERWATER
RESEARCH,  INC

                         /s/  Richard  McBride,  President

EXHIBITS  TO  REORGANIZATION  AGREEMENT:

Exhibit  3.04
------------

The names and titles of all directors and officers of Seaview as of the date of this Agreement are:

Richard  L.  McBride,  President  and  Treasurer  and  Director
MILES  Gould,  Director
James  R.  Cox,  Secretary  and  Director
Fred  Leslie,  Director
Brad  Gould,  Director
Charles  Cato,  Director

Exhibit  3.05
------------

Omitted.  Included  in  Item  7  of  this  Form  8-K  filing.


Exhibit  4.04
------------

The names and titles of all directors and officers of Gopher, Inc. as of the date of this Agreement are:

Krista  Nelson,  President  and  Director
Sasha  Belliston,  Secretary,  Treasurer  and  Director

Exhibit  4.05
------------

The audited financial statement of Gopher, Inc., as of December 31, 1998, has previously been filed with the company's Form 10-K for the year ended December 31, 1998, filed electronically with the SEC.


Exhibit  6.01(e)
---------------

The current officers and directors of Registrant resigned and the following officers and directors were appointed by the Board of Directors to fill the vacant terms until the next annual election of officers and directors:

Richard  L.  McBride,  President  &  Director
James  Cox,  Secretary,  Treasurer  &  Director
Miles  Gould,  Director
Fred  Leslie,  Director
Charles  Cato,  Director
Brad  Gould,  Director